SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 22, 2007

PHASE FORWARD INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-50839	04-3386549
(Commission File Number)	(IRS Employer Identification No.)

880 Winter Street, Waltham, Massachusetts	02451
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (888) 703-1122

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02               Results of Operations and Financial Condition.

On October 23, 2007, Phase Forward, Incorporated (the “Company”) announced its financial results for the three month period ended September 30, 2007.  A copy of the press release is being furnished as Exhibit 99.1 to this Report on Form 8-K.

The information in this Item 2.02 and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 22, 2007, the Company elected Mr. Kenneth I. Kaitin to its Board of Directors, effective November 7, 2007.  The Company also elected Mr. Kaitin to serve on the Company’s Governance, Nominating and Compliance Committee, effective November 7, 2007.  In connection with Mr. Kaitin’s election to the Board of Directors, he will be compensated under the Company’s compensation policy for non-employee directors and will receive a one-time grant of $150,000 worth of restricted stock units under the Company’s 2004 Stock Option and Incentive Plan.  The restricted stock unit award will vest as follows: 50% on the second anniversary of the grant date, 25% on the third anniversary of the grant date, and the remaining 25%  on the fourth anniversary of the grant date.  In the event of a change in control, the restricted stock unit award would vest in full.  There are no understandings or arrangements between Mr. Kaitin and any other person pursuant to which Mr. Kaitin was selected as a director.

Item 7.01   Regulation FD Disclosure.

On October 22, 2007, the Company issued a press release announcing Mr. Kaitin’s appointment to the Company’s Board of Directors.  A copy of this press release is furnished as Exhibit 99.2 to this report.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1	Press Release issued by the Company on October 23, 2007, furnished herewith.
99.2	Press Release issued by the Company on October 22, 2007, furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Phase Forward Incorporated

October 23, 2007	By:	/s/ Rodger Weismann
Rodger Weismann
Senior Vice President and Chief Financial Officer
(Authorized Officer)

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by the Company on October 23, 2007, furnished herewith.
99.2	Press Release issued by the Company on October 22, 2007, furnished herewith.